UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 26, 2018

Menlo Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
200 Cardinal Way, 2nd Floor
Redwood City, California 94063
(Address of principal executive offices, including ZIP code)
(650) 486-1416
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Amendment and Restatement of Certificate of Incorporation
On January 26, 2018, Menlo Therapeutics Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of the Company’s common stock. As described in the Registration Statement on Form S-1 (File No. 333-222324), as amended, the Company’s board of directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the closing of the initial public offering.
A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Amendment and Restatement of Bylaws
Effective as of January 29, 2018, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its common stock. As described in the Registration Statement on Form S-1 (File No. 333-222324), as amended, the Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective immediately prior to the closing of the Company’s initial public offering.
A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
Item 8.01 Other Events.
On January 29, 2018, the Company completed its initial public offering of 8,050,000 shares of its common stock at a price to the public of $17.00 per share, which includes the sale of 1,050,000 shares of the Company’s common stock pursuant to the underwriters’ full exercise of their option to purchase additional shares. A copy of the press release announcing the pricing of the initial public offering is attached hereto as Exhibit 99.1 and is incorporated by reference, and a copy of the press release announcing the closing of the initial public offering is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

99.1	Press release, dated January 24, 2018.

99.2	Press release, dated January 29, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2018	Menlo Therapeutics Inc.

/s/ Steven Basta
Steven Basta
President and Chief Executive Officer